                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 24, 1997
                                                          ----------------



                                FMC Corporation
       ___________________________________________________________________
            (Exact name of registrant as specified in its charter)



                                  Delaware
      ____________________________________________________________________
                (State or other jurisdiction of incorporation)



          1-2376                                       94-0479804
     ------------------------             --------------------------------
     (Commission File Number)             (IRS Employer Identification No.)



     200 East Randolph Drive, Chicago, Illinois             60601
    -----------------------------------------------------------------------
    (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code  (312) 861-6000
                                                    --------------

     Item 5.   Other Events.
               ------------

     The purpose of this Current Report on Form 8-K is to file a conformed copy of an executed U.S. Distribution Agreement (attached hereto as Exhibit 1-a) executed in connection with the proposed issuance of Medium-Term Notes, Series A (the "Notes") by the Registrant to be issued pursuant to the Registration Statement on Form S-3 (File No. 33-62415) filed by the Registrant on September 7, 1995, as amended through the date hereof (the "Registration Statement"), together with a conformed copy of an executed Indenture (attached hereto as Exhibit 4-a), a conformed copy of an executed Officers' Certificate (attached hereto as Exhibit 4-b), forms of the Notes (attached hereto as Exhibit 4-c), the opinion of Winston & Strawn (attached hereto as Exhibit 10-a) and the consent of Winston & Strawn (included in Exhibit 10-a) for incorporation into the Registration Statement.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits.

     Number         Description
     ------         -----------

      1-a Conformed copy of executed U.S. Distribution Agreement dated January 24, 1997 between the Registrant and the agents named therein.

      4-a Conformed copy of executed Indenture dated as of July 1, 1996 between the Registrant and Harris Trust and Savings Bank, as trustee.

      4-b Form of Officers' Certificate dated January 24, 1997 establishing the Registrant's Medium-Term Notes, Series A.

      4-c                Forms of Notes of the Registrant.

     10-a                Opinion of Winston & Strawn

     23-a Consent of Winston & Strawn (included in its opinion filed as Exhibit 10-a)

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   January 24, 1997            FMC CORPORATION



                                    By:     /s/ Robert L. Day
                                            --------------------
                                    Title:      Secretary

                                 EXHIBIT INDEX



                                             Page Number
 Number    Description                       In This Report
--------   -----------                       --------------

1-a       Conformed copy of executed U.S.
          Distribution Agreement dated
          January 24, 1997 between the
          Registrant and the agents named
          therein.

4-a       Conformed copy of executed
          Indenture dated as of July 1,
          1996 between the Registrant and
          Harris Trust and Savings Bank,
          as trustee.

4-b       Form of Officers' Certificate
          dated January 24, 1997
          establishing the Registrant's
          Medium-Term Notes, Series A.

4-c       Forms of Notes of the
          Registrant.

10-a      Opinion of Winston & Strawn

23-a      Consent of Winston & Strawn
          (included in its opinion filed
          as Exhibit 10-a)


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